Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

September 30, 2022

A.	Financial Highlights
	Condensed Consolidated Balance Sheets	1
	Consolidated Statements of Operations	2
	Quarterly Summary - Most Recent 5 Quarters	3
	Non-GAAP Financial Measures
	Reconciliation from Net Income Available to Common Stockholders to Non-GAAP Operating Income Available to Common Stockholders and Non-GAAP Operating Income Available to Common Stockholders, Excluding Notable Items	5
	Summary of Adjustments to Arrive at Non-GAAP Operating Income Available to Common Stockholders	6
	Quarterly Summary - Reconciliation from Net Income Available to Common Stockholders to Non-GAAP Operating Income Available to Common Stockholders and Non-GAAP Operating Income Available to Common Stockholders, Excluding Notable Items	7
	Quarterly Summary - Summary of Adjustments to Arrive at Non-GAAP Operating Income Available to Common Stockholders	9
	Capitalization/Book Value per Common Share	10
	Spread Results	11

B.	Product Summary
	Summary of Cost of Money for Deferred Annuities	11
	Annuity Account Balance Rollforward	12
	Notional Values Subject to Recurring Fees Under Reinsurance Agreements	12
	Annuity Deposits by Product Type	13
	Surrender Charge Protection and Account Values by Product Type	13
	Annuity Liability Characteristics	14

C.	Investment Summary
	Summary of Invested Assets	17
	Credit Quality of Fixed Maturity Securities	17
	Watch List Securities	17
	Fixed Maturity Securities by Sector	18
	Mortgage Loans on Real Estate	19

D.	Shareholder Information	21

E.	Research Analyst Coverage	22

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2022
Unaudited (Dollars in thousands)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2022	December 31, 2021
Assets
Investments:
Fixed maturity securities, available for sale, at fair value	$41,087,911	$51,305,943
Mortgage loans on real estate	6,601,445	5,687,998
Real estate investments	897,673	337,939
Derivative instruments	196,656	1,277,480
Other investments	2,636,152	1,767,144
Total investments	51,419,837	60,376,504

Cash and cash equivalents	1,808,132	4,508,982
Coinsurance deposits	8,848,418	8,850,608
Accrued investment income	516,649	445,097
Deferred policy acquisition costs	3,878,343	2,222,769
Deferred sales inducements	2,649,102	1,546,073
Deferred income taxes	246,492	—
Income taxes recoverable	103,838	166,586
Other assets	714,186	232,490
Total assets	$70,184,997	$78,349,109

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$61,137,017	$65,477,778
Other policy funds and contract claims	266,425	226,844
Notes and loan payable	794,831	496,250
Subordinated debentures	78,668	78,421
Deferred income taxes	—	541,972
Funds withheld for reinsurance liabilities	3,235,894	3,124,740
Other liabilities	1,461,534	2,079,977
Total liabilities	66,974,369	72,025,982

Stockholders' equity:
Preferred stock, Series A	16	16
Preferred stock, Series B	12	12
Common stock	85,967	92,514
Additional paid-in capital	1,362,022	1,614,374
Accumulated other comprehensive income (loss)	(2,214,388)	1,848,789
Retained earnings	3,974,069	2,767,422
Total stockholders' equity attributable to American Equity Investment Life Holding Company	3,207,698	6,323,127
Noncontrolling interests	2,930	—
Total stockholders' equity	3,210,628	6,323,127
Total liabilities and stockholders' equity	$70,184,997	$78,349,109

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2022
Unaudited (Dollars in thousands, except per share data)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Revenues:
Premiums and other considerations	$2,839	$15,841	$16,748	$43,649
Annuity product charges	60,819	58,480	168,688	182,321
Net investment income	609,737	526,366	1,769,468	1,522,876
Change in fair value of derivatives	(176,671)	(70,701)	(1,160,371)	826,484
Net realized gains (losses) on investments	(15,860)	4,933	(62,259)	(2,764)
Other revenue	10,989	7,644	28,773	7,644
Total revenues	491,853	542,563	761,047	2,580,210

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	5,707	18,756	25,436	51,008
Interest sensitive and index product benefits	121,890	817,014	729,407	2,106,590
Amortization of deferred sales inducements	127,784	(17,172)	361,775	93,283
Change in fair value of embedded derivatives	(415,374)	(536,404)	(2,695,007)	(545,104)
Interest expense on notes payable	8,984	6,535	21,870	19,322
Interest expense on subordinated debentures	1,333	1,342	3,996	3,994
Amortization of deferred policy acquisition costs	183,182	(1,588)	550,962	185,329
Other operating costs and expenses	59,532	56,518	177,575	177,433
Total benefits and expenses	93,038	345,001	(823,986)	2,091,855
Income before income taxes	398,815	197,562	1,585,033	488,355
Income tax expense	86,214	44,697	345,633	107,500
Net income	312,601	152,865	1,239,400	380,855
Less: Net income (loss) available to noncontrolling interests	1	—	(3)	—
Net income available to American Equity Investment Life Holding Company stockholders	312,600	152,865	1,239,403	380,855
Less: Preferred stock dividends	10,918	10,918	32,756	32,756
Net income available to American Equity Investment Life Holding Company common stockholders	$301,682	$141,947	$1,206,647	$348,099

Earnings per common share	$3.44	$1.53	$13.07	$3.69
Earnings per common share - assuming dilution	$3.41	$1.53	$12.94	$3.67

Weighted average common shares outstanding (in thousands):
Earnings per common share	87,707	92,478	92,339	94,326
Earnings per common share - assuming dilution	88,581	93,044	93,270	94,867

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2022
Unaudited (Dollars in thousands, except per share data)

Quarterly Summary - Most Recent 5 Quarters

	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021
Revenues:
Traditional life insurance premiums	$634	$691	$675	$677	$697
Life contingent immediate annuity considerations	2,205	3,140	9,403	13,876	15,144
Surrender charges	19,783	15,345	15,541	13,638	16,481
Lifetime income benefit rider fees	41,036	40,169	36,814	46,672	41,999
Net investment income	609,737	592,308	567,423	514,599	526,366
Change in fair value of derivatives	(176,671)	(506,181)	(477,519)	522,251	(70,701)
Net realized gains (losses) on investments	(15,860)	(33,272)	(13,127)	(10,478)	4,933
Other revenue (a)	10,989	9,195	8,589	8,026	7,644
Total revenues	491,853	121,395	147,799	1,109,261	542,563

Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	424	785	765	624	798
Life contingent immediate annuity benefits and change in future policy benefits	5,283	6,306	11,873	16,351	17,958
Interest sensitive and index product benefits (b)	121,890	234,855	372,662	574,816	817,014
Amortization of deferred sales inducements (c)	127,784	90,446	143,545	59,409	(17,172)
Change in fair value of embedded derivatives (d)	(415,374)	(885,984)	(1,393,649)	186,802	(536,404)
Interest expense on notes payable	8,984	6,461	6,425	6,259	6,535
Interest expense on subordinated debentures	1,333	1,346	1,317	1,330	1,342
Amortization of deferred policy acquisition costs (c)	183,182	142,354	225,426	82,999	(1,588)
Other operating costs and expenses	59,532	59,923	58,120	66,279	56,518
Total benefits and expenses	93,038	(343,508)	(573,516)	994,869	345,001
Income before income taxes	398,815	464,903	721,315	114,392	197,562
Income tax expense	86,214	104,327	155,092	21,255	44,697
Net income (b)(c)(d)	312,601	360,576	566,223	93,137	152,865
Less: Net income (loss) available to noncontrolling interests	1	(4)	—	—	—
Net income available to American Equity Investment Life Holding Company stockholders (b)(c)(d)	312,600	360,580	566,223	93,137	152,865
Less: Preferred stock dividends	10,918	10,919	10,919	10,919	10,918
Net income available to American Equity Investment Life Holding Company common stockholders (b)(c)(d)	$301,682	$349,661	$555,304	$82,218	$141,947

Earnings per common share	$3.44	$3.78	$5.73	$0.89	$1.53
Earnings per common share - assuming dilution (b)(c)(d)	$3.41	$3.74	$5.67	$0.88	$1.53

Weighted average common shares outstanding (thousands):
Earnings per common share	87,707	92,544	96,866	92,479	92,478
Earnings per common share - assuming dilution	88,581	93,375	97,953	93,378	93,044
(a)Other revenue consists of $3.3 million in Q3 2022, $3.0 million in Q2 2022, $2.9 million in Q1 2022, $2.8 million in Q4 2021 and $2.7 million in Q3 2021 related to asset liability management fees and $7.7 million in Q3 2022, $6.2 million in Q2 2022, $5.7 million in Q1 2022, $5.3 million in Q4 2021 and $4.9 million in Q3 2021 related to amortization of the deferred gain associated with the cost of reinsurance. The deferred gain, which is recorded in Other liabilities on the Consolidated Balance Sheets, was $435.9 million and $321.7 million at September 30, 2022 and December 31, 2021, respectively. The deferred gain consists primarily of a difference between liabilities ceded and assets transferred and the present value of the ceding commissions offset by a reduction in deferred policy acquisition costs associated with the in-force business ceded.
(b)Q3 2022 includes a benefit from the update of assumptions used in determining reserves held for lifetime income benefit riders. The impact decreased interest sensitive and index products by $53.0 million and increased both net income and net income available to common stockholders by $41.6 million and increased earnings per common share - assuming dilution by $0.47 per share.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2022
Unaudited (Dollars in thousands, except per share data)

Q4 2021 includes expense from the update of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index products by $10.5 million and decreased both net income and net income available to common stockholders by $8.2 million and decreased earnings per common share - assuming dilution by $0.09 per share.
Q3 2021 includes expense from the update of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index products by $233.2 million and decreased both net income and net income available to common stockholders by $183.0 million and decreased earnings per common share - assuming dilution by $1.97 per share.
(c)Q3 2022 includes expense from the update of assumptions which increased amortization of deferred sales inducements and deferred policy acquisition costs by $45.7 million and $56.9 million, respectively, and decreased both net income and net income available to common stockholders by $80.5 million and decreased earnings per common share - assuming dilution by $0.91 per share.
Q4 2021 includes expense from the update of assumptions which increased amortization of deferred sales inducements and deferred policy acquisition costs by $6.3 million and $6.9 million, respectively, and decreased both net income and net income available to common stockholders by $10.4 million and decreased earnings per common share - assuming dilution by $0.11 per share
Q3 2021 includes a benefit from the update of assumptions which decreased amortization of deferred sales inducements and deferred policy acquisition costs by $51.4 million and $52.6 million, respectively, and increased both net income and net income available to common stockholders by $81.7 million and increased earnings per common share - assuming dilution by $0.88 per share.
(d)Q3 2022 includes a benefit from the update of assumptions used in determining the embedded derivative component of our fixed index annuity policy benefit reserves. The impact decreased change in fair value of embedded derivatives by $94.8 million and increased both net income and net income available to common stockholders by $74.4 million and increased earnings per common share - assuming dilution by $0.84 per share.
Q4 2021 includes expense from the update of assumptions used in determining the embedded derivative component of our fixed index annuity policy benefit reserves. The impact increased change in fair value of embedded derivatives by $3.5 million and decreased both net income and net income available to common stockholders by $2.7 million and decreased earnings per common share - assuming dilution by $0.03 per share.
Q3 2021 includes a benefit from the update of assumptions used in determining the embedded derivative component of our fixed index annuity policy benefit reserves. The impact decreased change in fair value of embedded derivatives by $125.8 million and increased both net income and net income available to common stockholders by $98.7 million and increased earnings per common share - assuming dilution by $1.06 per share.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2022
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
In addition to net income available to common stockholders, we have consistently utilized non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Non-GAAP operating income available to common stockholders equals net income available to common stockholders adjusted to eliminate the impact of items that fluctuate from quarter to quarter in a manner unrelated to core operations, and we believe measures excluding their impact are useful in analyzing operating trends. The most significant adjustments to arrive at non-GAAP operating income available to common stockholders eliminate the impact of fair value accounting for our fixed index annuity business. These adjustments are not economic in nature but rather impact the timing of reported results. We believe the combined presentation and evaluation of non-GAAP operating income available to common stockholders together with net income available to common stockholders provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income Available to Common Stockholders to Non-GAAP Operating Income Available to Common Stockholders and Non-GAAP Operating Income Available to Common Stockholders, Excluding Notable Items

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net income available to American Equity Investment Life Holding Company common stockholders	$301,682	$141,947	$1,206,647	$348,099
Adjustments to arrive at non-GAAP operating income available to common stockholders: (a)
Net realized (gains) losses on financial assets, including credit losses	9,738	(3,900)	51,595	2,528
Change in fair value of derivatives and embedded derivatives	(248,823)	(75,879)	(1,219,322)	(172,746)
Income taxes	51,403	17,285	256,120	36,801
Non-GAAP operating income available to common stockholders	114,000	79,453	295,040	214,682
Impact of excluding notable items (b)	(26,572)	56,801	(26,572)	56,801
Non-GAAP operating income available to common stockholders, excluding notable items	$87,428	$136,254	$268,468	$271,483

Per common share - assuming dilution:
Net income available to American Equity Investment Life Holding Company common stockholders	$3.41	$1.53	$12.94	$3.67
Adjustments to arrive at non-GAAP operating income available to common stockholders:
Net realized (gains) losses on financial assets, including credit losses	0.11	(0.04)	0.55	0.02
Change in fair value of derivatives and embedded derivatives	(2.81)	(0.82)	(13.07)	(1.82)
Income taxes	0.58	0.18	2.75	0.39
Non-GAAP operating income available to common stockholders	1.29	0.85	3.17	2.26
Impact of excluding notable items	(0.30)	0.61	(0.29)	0.60
Non-GAAP operating income available to common stockholders, excluding notable items	$0.99	$1.46	$2.88	$2.86

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2022
Unaudited (Dollars in thousands, except per share data)

Notable Items

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Notable items impacting non-GAAP operating income available to common stockholders:
Impact of actuarial assumption updates	$26,572	$(56,801)	$26,572	$(56,801)
Total notable items (b)	$26,572	$(56,801)	$26,572	$(56,801)
(a)Adjustments to net income available to common stockholders to arrive at non-GAAP operating income available to common stockholders are presented net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC) and accretion of lifetime income benefit rider (LIBR) reserves where applicable.
(b)Notable items reflect the after-tax impact to non-GAAP operating income available to common stockholders for certain items that do not reflect the company's expected ongoing operations. Notable items primarily include the impact from actuarial assumption updates. The presentation of notable items is intended to help investors better understand our results and to evaluate and forecast those results.
NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income Available to Common Stockholders

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net realized (gains) losses on financial assets, including credit losses:
Net realized (gains) losses on financial assets, including credit losses	$16,945	$(4,016)	$67,724	$3,573
Amortization of DAC and DSI and accretion of LIBR reserves	(7,207)	116	(16,129)	(1,045)
Income taxes	(2,094)	838	(11,093)	(544)
	$7,644	$(3,062)	$40,502	$1,984
Change in fair value of derivatives and embedded derivatives:
Fixed index annuities	$(299,168)	$(125,075)	$(1,218,988)	$(287,606)
Reinsurance contracts	(116,230)	—	(518,096)	—
Interest rate swaps	14,446	—	18,112	—
Amortization of DAC and DSI	152,129	49,196	499,650	114,860
Income taxes	53,497	16,447	267,213	37,345
	$(195,326)	$(59,432)	$(952,109)	$(135,401)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2022
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters
Reconciliation from Net Income Available to Common Stockholders to Non-GAAP Operating Income Available to Common Stockholders and Non-GAAP Operating Income Available to Common Stockholders, Excluding Notable Items

	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021
Net income available to American Equity Investment Life Holding Company common stockholders	$301,682	$349,661	$555,304	$82,218	$141,947
Adjustments to arrive at non-GAAP operating income available to common stockholders: (a)
Net realized (gains) losses on financial assets, including credit losses	9,738	31,572	10,285	7,771	(3,900)
Change in fair value of derivatives and embedded derivatives	(248,823)	(367,145)	(603,354)	(14,544)	(75,879)
Income taxes	51,403	77,056	127,661	383	17,285
Non-GAAP operating income available to common stockholders (b)(c)	114,000	91,144	89,896	75,828	79,453
Impact of excluding notable items (d)	(26,572)	—	—	21,235	56,801
Non-GAAP operating income available to common stockholders, excluding notable items	$87,428	$91,144	$89,896	$97,063	$136,254

Per common share - assuming dilution:
Net income available to American Equity Investment Life Holding Company common stockholders	$3.41	$3.74	$5.67	$0.88	$1.53
Adjustments to arrive at non-GAAP operating income available to common stockholders:
Net realized (gains) losses on financial assets, including credit losses	0.11	0.34	0.11	0.08	(0.04)
Change in fair value of derivatives and embedded derivatives	(2.81)	(3.93)	(6.16)	(0.15)	(0.82)
Income taxes	0.58	0.83	1.30	—	0.18
Non-GAAP operating income available to common stockholders (b)(c)	1.29	0.98	0.92	0.81	0.85
Impact of excluding notable items (d)	(0.30)	—	—	0.23	0.61
Non-GAAP operating income available to common stockholders, excluding notable items	$0.99	$0.98	$0.92	$1.04	$1.46
Notable Items

	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021
Notable items impacting non-GAAP operating income available to common stockholders:
Impact of actuarial assumption updates (b)(c)	$26,572	$—	$—	$(21,235)	$(56,801)
Total notable items (d)	$26,572	$—	$—	$(21,235)	$(56,801)
(a)Adjustments to net income available to common stockholders to arrive at non-GAAP operating income available to common stockholders are presented net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC) and accretion of lifetime income benefit rider (LIBR) reserves where applicable.
(b)Q3 2022 includes a benefit from the update of assumptions used in determining reserves held for lifetime income benefit riders. The impact decreased interest sensitive and index products by $53.0 million and increased both non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per share - assuming dilution by $41.6 million and $0.47 per share, respectively.
Q4 2021 includes expense from the update of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index products by $10.5 million and decreased both non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per share - assuming dilution by $8.2 million and $0.09 per share, respectively.
Q3 2021 includes expense from the update of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index products by $233.2 million and decreased both non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per share - assuming dilution by $183.0 million and $1.97 per share, respectively.
(c)Q3 2022 includes expense from the update of assumptions which increased amortization of deferred sales inducements and deferred policy acquisition costs by $8.7 million and $10.5 million, respectively, and decreased non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per common share - assuming dilution by $15.1 million and $0.17 per share, respectively.
Q4 2021 includes expense from the update of assumptions which increased amortization of deferred sales inducements and deferred policy acquisition costs by $7.7 million and $8.8 million, respectively, and decreased non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per common share - assuming dilution by $13.0 million and $0.14 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2022
Unaudited (Dollars in thousands, except per share data)

Q3 2021 includes a benefit from the update of assumptions which decreased amortization of deferred sales inducements and deferred policy acquisition costs by $73.8 million and $87.0 million, respectively, and increased non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per common share - assuming dilution by $126.2 million and $1.36 per share, respectively.
(d)Notable items reflect the after-tax impact to non-GAAP operating income available to common stockholders for certain items that do not reflect the company's expected ongoing operations. Notable items primarily include the impact from actuarial assumption updates. The presentation of notable items is intended to help investors better understand our results and to evaluate and forecast those results.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2022
Unaudited (Dollars in thousands)

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income Available to Common Stockholders

	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021
Net realized (gains) losses on investments	$15,860	$33,272	$13,127	$10,478	$(4,933)
Change in fair value of derivatives	14,423	415,171	546,442	(215,961)	411,330
Increase (decrease) in total revenues	30,283	448,443	559,569	(205,483)	406,397

Amortization of deferred sales inducements	(59,647)	(37,179)	(90,361)	(4,506)	(17,682)
Change in fair value of embedded derivatives	415,374	885,984	1,393,649	(186,802)	536,404
Interest sensitive and index product benefits (a)	502	(2,569)	143	971	(944)
Amortization of deferred policy acquisition costs	(86,861)	(62,220)	(150,793)	(8,373)	(31,602)
Increase (decrease) in total benefits and expenses	269,368	784,016	1,152,638	(198,710)	486,176
Decrease in income before income taxes	(239,085)	(335,573)	(593,069)	(6,773)	(79,779)
Decrease in income tax expense	(51,403)	(77,056)	(127,661)	(383)	(17,285)
Decrease in net income available to common stockholders	$(187,682)	$(258,517)	$(465,408)	$(6,390)	$(62,494)
(a)Interest sensitive and index product benefits adjustment reflects the change in the allowance for credit losses on our reinsurance recoverable/coinsurance deposits. The change in this allowance is reflected in the net realized (gains) losses of financial assets, including credit losses line in the other Non-GAAP financial measures tables in this financial supplement.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2022
Unaudited (Dollars in thousands, except share and per share data)

Capitalization/Book Value per Common Share

	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021
Capitalization:
Notes and loan payable	$800,000	$500,000	$500,000	$500,000	$500,000
Subordinated debentures payable to subsidiary trusts	78,668	78,584	78,502	78,421	78,342
Total debt	878,668	578,584	578,502	578,421	578,342
Total stockholders’ equity attributable to American Equity Investment Life Holding Company	3,207,698	3,882,217	5,171,086	6,323,127	6,375,208
Total capitalization	4,086,366	4,460,801	5,749,588	6,901,548	6,953,550
Accumulated other comprehensive (income) loss (AOCI)	2,214,388	1,387,968	(63,706)	(1,848,789)	(1,956,974)
Total capitalization excluding AOCI (a)	$6,300,754	$5,848,769	$5,685,882	$5,052,759	$4,996,576

Total stockholders’ equity attributable to American Equity Investment Life Holding Company	$3,207,698	$3,882,217	$5,171,086	$6,323,127	$6,375,208
Equity available to preferred stockholders (b)	(700,000)	(700,000)	(700,000)	(700,000)	(700,000)
Total common stockholders' equity (c)	2,507,698	3,182,217	4,471,086	5,623,127	5,675,208
Accumulated other comprehensive income	2,214,388	1,387,968	(63,706)	(1,848,789)	(1,956,974)
Total common stockholders’ equity excluding AOCI (c)	4,722,086	4,570,185	4,407,380	3,774,338	3,718,234
Net impact of fair value accounting for derivatives and embedded derivatives	(1,217,754)	(1,031,257)	(750,229)	(274,981)	(265,018)
Total common stockholders’ equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives (c)	$3,504,332	$3,538,928	$3,657,151	$3,499,357	$3,453,216

Common shares outstanding	85,966,505	90,168,512	95,019,904	92,513,517	92,513,517

Book Value per Common Share: (d)
Book value per common share	$29.17	$35.29	$47.05	$60.78	$61.34
Book value per common share excluding AOCI (c)	$54.93	$50.68	$46.38	$40.80	$40.19
Book value per common share excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives (c)	$40.76	$39.25	$38.49	$37.83	$37.33

Debt-to-Capital Ratios: (e)
Senior debt / Total capitalization	12.7%	8.5%	8.8%	9.9%	10.0%
Total debt / Total capitalization	13.9%	9.9%	10.2%	11.4%	11.6%
(a)Total capitalization excluding AOCI, a non-GAAP financial measure, is based on stockholders' equity excluding the effect of AOCI.
(b)Equity available to preferred stockholders is equal to the redemption value of outstanding preferred stock plus share dividends declared but not yet issued.
(c)Total common stockholders' equity, total common stockholders' equity excluding AOCI and total common stockholders' equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives, non-GAAP financial measures, exclude equity available to preferred stockholders. Total common stockholders’ equity and book value per common share excluding AOCI, non-GAAP financial measures, are based on common stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale securities, we believe these non-GAAP financial measures provide useful supplemental information. Total common stockholders' equity and book value per common share excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives, non-GAAP financial measures, are based on common stockholders' equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives. Since the net impact of fair value accounting for our derivatives and embedded derivatives fluctuates from quarter to quarter and the most significant impacts relate to fair value accounting for our fixed index annuity business and are not economic in nature but rather impact the timing of reported results, we believe these non-GAAP financial measures provide useful supplemental information.
(d)Book value per common share including and excluding AOCI and book value per common share excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives are calculated as total common stockholders’ equity, total common stockholders’ equity excluding AOCI and total common stockholders' equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives divided by the total number of shares of common stock outstanding.
(e)Debt-to-capital ratios are computed using total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2022
Unaudited (Dollars in thousands)

Spread Results

Nine Months Ended September 30,
2022	2021		Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021
4.33%	3.71%	Average yield on invested assets	4.48%	4.33%	4.15%	3.80%	3.91%
1.69%	1.55%	Aggregate cost of money	1.75%	1.69%	1.64%	1.51%	1.51%
2.64%	2.16%	Aggregate investment spread	2.73%	2.64%	2.51%	2.29%	2.40%

		Impact of:
0.04%	0.11%	Investment yield - additional prepayment income	0.03%	0.05%	0.03%	0.12%	0.12%
0.02%	0.05%	Cost of money effect of over hedging	—%	0.02%	0.03%	0.14%	0.08%

$54,553,196	$54,865,298	Weighted average investments	$54,378,154	$54,768,966	$54,728,239	$54,407,554	$53,781,352
54,056,886	54,197,140	Ending investments	54,056,886	54,699,422	54,838,509	54,617,968	54,197,140
Weighted average investments include fixed maturity securities at amortized cost and mortgage loans on real estate and other investments at carrying values as reflected in the consolidated balance sheets. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.
Summary of Cost of Money for Deferred Annuities

Nine Months Ended September 30,
2022	2021		Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021
		Included in interest sensitive and index product benefits:
$301,431	$1,535,320	Index credits	$4,648	$72,398	$224,385	$442,568	$475,292
184,487	181,918	Interest credited	62,383	60,770	61,334	63,974	62,804
		Included in change in fair value of derivatives:
(308,072)	(1,559,495)	Proceeds received at option expiration	(4,865)	(75,115)	(228,092)	(459,982)	(489,902)
492,669	476,616	Pro rata amortization of option cost	167,197	165,375	160,097	153,399	150,262
$670,515	$634,359	Cost of money for deferred annuities	$229,363	$223,428	$217,724	$199,959	$198,456

$52,811,080	$54,600,512	Weighted average liability balance outstanding	$52,337,208	$52,940,739	$53,155,293	$53,064,893	$52,644,622

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2022
Unaudited (Dollars in thousands, except per share data)

Annuity Account Balance Rollforward

Nine Months Ended September 30,
2022	2021		Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021
$53,191,277	$54,056,725	Account balances at beginning of period	$52,762,558	$53,119,291	$53,191,277	$52,938,493	$56,630,138
(257,779)	(4,279,394)	Reserves ceded - in-force	(257,779)	—	—	—	(4,279,394)
52,933,498	49,777,331	Account balance at beginning of period, net of reinsurance ceded	52,504,779	53,119,291	53,191,277	52,938,493	52,350,744
1,734,231	4,669,315	Net deposits	496,940	562,366	674,925	815,890	1,090,461
74,074	71,684	Premium bonuses	27,385	23,547	23,142	23,476	22,021
485,918	1,717,238	Fixed interest credited and index credits	67,031	133,168	285,719	506,542	538,096
(50,669)	(54,019)	Surrender charges	(19,783)	(15,345)	(15,541)	(13,638)	(16,481)
(118,019)	(128,302)	Lifetime income benefit rider fees	(41,036)	(40,169)	(36,814)	(46,672)	(41,999)
(3,145,344)	(3,114,754)	Surrenders, withdrawals, deaths, etc.	(1,121,627)	(1,020,300)	(1,003,417)	(1,032,814)	(1,004,349)
$51,913,689	$52,938,493	Account balances at end of period	$51,913,689	$52,762,558	$53,119,291	$53,191,277	$52,938,493

$2,542,651	$2,245,040	Lifetime income benefit rider reserves, excluding unrealized gain/loss adjustment	$2,542,651	$2,491,096	$2,396,587	$2,311,842	$2,245,040
Notional Values Subject to Recurring Fees Under Reinsurance Agreements

Nine Months Ended September 30,
2022	2021		Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021
$4,083,301	$3,736,355	Cash surrender value of business ceded at beginning of period subject to recurring fees	$4,457,735	$4,264,133	$4,083,301	$3,900,540	$3,736,355
866,240	164,185	Cash surrender value of business ceded during the period subject to recurring fees	491,806	193,602	180,832	182,761	164,185
$4,949,541	$3,900,540	Cash surrender value of business ceded at end of period subject to recurring fees (a)	$4,949,541	$4,457,735	$4,264,133	$4,083,301	$3,900,540

0.30%	0.30%	Asset liability management fee	0.30%	0.30%	0.30%	0.30%	0.30%
0.71%	0.53%	Weighted average ceding commission fee	0.71%	0.64%	0.60%	0.57%	0.53%
(a)The business ceded to Brookfield Asset Management Re receives an annual ceding commission equal to 49 basis points for business written before July 1, 2021 and 140 basis points for business written after July 1, 2021 and an annual asset liability management fee of 30 basis points calculated based on initial cash surrender value of liabilities ceded. These annual fees are fixed and contractually guaranteed for six years with the additional and final seventh year payment being contingent on certain performance obligations for both parties.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2022
Unaudited (Dollars in thousands)

Annuity Deposits by Product Type

Nine Months Ended September 30,
2022	2021		Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021
		American Equity Life:
$2,055,120	$1,947,241	Fixed index annuities	$627,444	$671,696	$755,980	$806,238	$727,641
3,473	5,285	Annual reset fixed rate annuities	1,271	1,140	1,062	848	1,462
7,295	849,062	Multi-year fixed rate annuities	4,465	485	2,345	6,640	14,196
18,441	45,671	Single premium immediate annuities	1,915	3,073	13,453	14,145	16,282
2,084,329	2,847,259		635,095	676,394	772,840	827,871	759,581
		Eagle Life:
333,507	520,967	Fixed index annuities	102,379	104,374	126,754	176,101	187,611
150	337	Annual reset fixed rate annuities	143	—	7	13	—
17,147	1,556,391	Multi-year fixed rate annuities	14,684	123	2,340	40,901	362,769
350,804	2,077,695		117,206	104,497	129,101	217,015	550,380
		Consolidated:
2,388,627	2,468,208	Fixed index annuities	729,823	776,070	882,734	982,339	915,252
3,623	5,622	Annual reset fixed rate annuities	1,414	1,140	1,069	861	1,462
24,442	2,405,453	Multi-year fixed rate annuities	19,149	608	4,685	47,541	376,965
18,441	45,671	Single premium immediate annuities	1,915	3,073	13,453	14,145	16,282
2,435,133	4,924,954	Total before coinsurance ceded	752,301	780,891	901,941	1,044,886	1,309,961
682,461	209,968	Coinsurance ceded	253,446	215,452	213,563	214,851	203,218
$1,752,672	$4,714,986	Net after coinsurance ceded	$498,855	$565,439	$688,378	$830,035	$1,106,743
Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of Coinsurance) Account Values at September 30, 2022:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%
Fixed Index Annuities	12.6	4.9	8.0%	$46,352,864	89.3%
Annual Reset Fixed Rate Annuities	8.1	1.8	3.7%	1,373,539	2.6%
Multi-Year Fixed Rate Annuities	3.9	1.9	7.6%	4,187,286	8.1%
Total	11.8	4.6	7.8%	$51,913,689	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2022
Unaudited (Dollars in thousands)

Annuity Liability Characteristics

Surrender Charge Percentages:	Fixed Annuities Account Value	Fixed Index Annuities Account Value
No surrender charge	$900,020	$4,130,378
0.0% < 2.0%	74,031	2,581,530
2.0% < 3.0%	81,350	4,540,041
3.0% < 4.0%	70,035	1,274,657
4.0% < 5.0%	11,501	3,196,346
5.0% < 6.0%	50,574	2,887,625
6.0% < 7.0%	61,002	2,756,994
7.0% < 8.0%	176,106	2,877,601
8.0% < 9.0%	3,767,463	3,103,889
9.0% < 10.0%	95,017	3,484,053
10.0% or greater	273,726	15,519,750
	$5,560,825	$46,352,864

Surrender Charge Expiration By Year:	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
Out of Surrender Charge	$5,030,398	0.00%
2022	442,192	2.16%
2023	4,477,908	3.47%
2024	5,983,423	4.70%
2025	5,639,283	4.82%
2026	6,028,979	6.67%
2027	4,275,258	8.20%
2028	3,796,062	9.37%
2029	4,125,905	10.72%
2030	2,826,420	13.19%
2031	3,947,254	14.07%
2032	2,828,819	14.77%
2033	1,085,614	17.53%
2034	686,554	18.11%
2035	356,217	18.59%
2036	187,964	19.08%
2037	113,192	19.63%
2038	82,247	20.00%
	$51,913,689	7.84%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2022
Unaudited (Dollars in thousands)

Annuity Liability Characteristics

Credited Rate vs. Ultimate Minimum Guaranteed Rate Differential:	Fixed Annuities Account Value	Fixed Index Annuities Account Value
No differential	$990,150	$1,033,902
› 0.00% - 0.25%	28,522	108,079
› 0.25% - 0.50%	206,872	6,020
› 0.50% - 1.00%	5,388	143
› 1.00% - 1.50%	4,652	—
1.00% ultimate guarantee - 2.12% wtd avg interest rate (a)	4,088,793	1,147,535
1.50% ultimate guarantee - 1.06% wtd avg interest rate (a)	125,570	2,795,498
1.75% ultimate guarantee - 1.84% wtd avg interest rate (a)	47,791	321,304
2.00% ultimate guarantee - 1.73% wtd avg interest rate (a)	63,087	—
2.25% ultimate guarantee - 1.57% wtd avg interest rate (a)	—	560,389
3.00% ultimate guarantee - 1.86% wtd avg interest rate (a)	—	1,142,066
Allocated to index strategies (see tables that follow)	—	39,237,928
	$5,560,825	$46,352,864
(a)The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy ranges from 0.5% - 1.75%. The ultimate guaranteed rate is applied on less than 100% of the premium.
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of September 30, 2022 for fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.14%.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2022
Unaudited (Dollars in thousands)

Annuity Liability Characteristics
FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Annual Monthly Average and Point-to-Point with Caps
	Minimum Guaranteed Cap
	1%	3%	4%	7%	8% +
Current Cap
At minimum	$1,140	$82,880	$4,664,185	$50,500	$112,277
1.75% - 3%	7,296,416	—	—	—	—
3% - 4%	606,337	1,869	—	—	—
4% - 5%	1,959,195	487,045	510,316	—	—
5% - 6%	214,391	73,988	208	—	—
6% - 7%	7,963	—	268	—	—
>= 7%	23,891	16,143	324	4,336	—

Annual Monthly Average and Point-to-Point with Participation Rates
	Minimum Guaranteed Participation Rate
	10%	20% - 25%	35%	50% +
Current Participation Rate
At minimum	$175,153	$502,705	$67,829	$80,003
< 20%	1,618,059	—	—	—
20% - 40%	3,283,848	288,261	5,161	—
40% - 60%	470,700	12,927	32,295	—
60% - 100%	1,241,847	—	—	—
> 100%	1,639,644	—	—	—

S&P 500 Monthly Point-to-Point - Minimum Guaranteed Monthly Cap = 1.0%
Current Cap
At minimum	$1,717,638
1.10% - 1.30%	5,899,649
1.40% - 1.60%	1,260,922
1.70% - 2.00%	356,566
>= 2.10%	23,618

Volatility Control Index
Current Asset Fee
At Maximum	$—
0.75% - 1.75%	319,897
2.00% - 2.75%	164,645
3.00% - 3.50%	422,376
3.75% - 5.25%	3,345,174
If all caps and participation rates were reduced to minimum caps and participation rates and current asset fees were increased to their maximums, the cost of options would decrease by 0.93% based upon prices of options for the week ended October 1, 2022.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2022
Unaudited (Dollars in thousands)

Summary of Invested Assets

	September 30, 2022		December 31, 2021
	Carrying Amount	Percent	Carrying Amount	Percent
Fixed maturity securities:
U.S. Government and agencies	$169,538	0.3%	$1,078,746	1.9%
States, municipalities and territories	4,042,851	8.3%	3,758,761	6.5%
Foreign corporate securities and foreign governments	837,199	1.7%	375,097	0.6%
Corporate securities	25,333,341	52.2%	32,631,189	57.0%
Residential mortgage backed securities	1,372,741	2.8%	1,125,049	2.0%
Commercial mortgage backed securities	3,471,595	7.2%	4,682,900	8.2%
Other asset backed securities	3,889,475	8.0%	5,146,567	9.0%
Total fixed maturity securities	39,116,740	80.5%	48,798,309	85.2%
Mortgage loans on real estate	6,452,614	13.3%	5,650,480	9.9%
Real estate investments	897,673	1.9%	337,939	0.6%
Derivative instruments	196,656	0.4%	1,277,480	2.2%
Other investments	1,881,117	3.9%	1,210,464	2.1%
Total investments, net of modified coinsurance investments	48,544,800	100.0%	57,274,672	100.0%
Modified coinsurance investments	2,875,037		3,101,832
Total investments	$51,419,837		$60,376,504
Credit Quality of Fixed Maturity Securities - September 30, 2022

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
1	$23,405,353	59.8%	Aaa/Aa/A	$23,217,697	59.4%
2	15,048,575	38.5%	Baa	15,217,776	38.9%
3	533,889	1.4%	Ba	537,358	1.4%
4	82,402	0.2%	B	81,178	0.2%
5	37,389	0.1%	Caa	19,176	—%
6	9,132	—%	Ca and lower	43,555	0.1%
	39,116,740	100.0%		39,116,740	100.0%
Modified coinsurance investments	1,971,171		Modified coinsurance investments	1,971,171
	$41,087,911			$41,087,911
Watch List Securities - September 30, 2022

General Description (a)	Amortized Cost	Allowance for Credit Losses	Amortized Cost, Net of Allowance	Net Unrealized Losses, Net of Allowance	Fair Value
Corporate securities - Public securities	$12,974	$—	$12,974	$(90)	$12,884
Corporate securities - Private placement securities	10,646	(3,214)	7,432	(3,296)	4,136
Residential mortgage backed securities	29,207	(1,706)	27,501	(1,441)	26,060
Commercial mortgage backed securities	39,734	—	39,734	(2,353)	37,381
Other asset backed securities	2,835	—	2,835	(38)	2,797
Collateralized loan obligations	66,435	—	66,435	(13,634)	52,801
	$161,831	$(4,920)	$156,911	$(20,852)	$136,059
(a)The watch list consists of all fixed maturity securities we have determined contain elevated credit risk, including those we have taken credit losses on.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2022
Unaudited (Dollars in thousands)

Fixed Maturity Securities by Sector

	September 30, 2022		December 31, 2021
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Available for sale:
U.S. Government and agencies	$172,754	$169,538	$1,046,029	$1,078,746
States, municipalities and territories	4,557,947	4,042,851	3,325,468	3,758,761
Foreign corporate securities and foreign governments	909,508	837,199	353,198	375,097
Corporate securities:
Capital goods	2,141,047	1,913,583	2,329,169	2,666,627
Consumer discretionary	6,329,156	5,470,654	6,132,199	6,946,585
Energy	1,615,232	1,480,328	1,968,576	2,214,513
Financials	7,761,465	6,862,530	6,998,286	7,714,869
Government non-guaranteed	202,842	174,952	471,015	541,233
Industrials	239,750	210,634	377,631	425,201
Information technology	1,928,214	1,719,777	1,718,596	1,918,197
Materials	1,552,737	1,372,084	1,672,144	1,875,276
Telecommunications	1,597,196	1,355,333	1,569,176	1,756,741
Transportation	1,246,943	1,114,539	1,312,909	1,454,391
Utilities	4,094,960	3,598,741	4,156,578	4,716,397
Other	59,693	60,186	350,592	401,159
Residential mortgage backed securities:
Government agency	823,948	767,665	455,136	500,698
Prime	398,193	366,930	537,559	544,084
Alt-A	56,490	60,609	59,129	75,361
Non-qualified mortgage	81,790	73,167	—	—
Other	105,037	104,370	4,954	4,906
Commercial mortgage backed securities:
Government agency	181,367	168,771	380,339	415,026
Non-agency	3,640,186	3,302,824	4,169,970	4,267,874
Other asset backed securities:
Auto	47,868	45,634	218,106	222,364
Consumer discretionary	119,129	116,313	—	—
Financials	283,227	257,497	4,441	4,887
Collateralized loan obligations	3,456,944	3,093,776	3,789,984	3,745,452
Other	416,994	376,255	1,088,751	1,173,864
	44,020,617	39,116,740	44,489,935	48,798,309
Modified coinsurance investments	2,485,104	1,971,171	2,509,248	2,507,634
	$46,505,721	$41,087,911	$46,999,183	$51,305,943

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2022
Unaudited (Dollars in thousands)

Mortgage Loans on Real Estate

	September 30, 2022		December 31, 2021
	Principal	Percent	Principal	Percent
Geographic distribution: commercial mortgage loans
East	$522,913	15.2%	$614,406	17.1%
Middle Atlantic	253,929	7.4%	283,494	7.9%
Mountain	425,348	12.4%	452,818	12.6%
New England	51,262	1.5%	60,172	1.7%
Pacific	790,171	23.0%	836,062	23.2%
South Atlantic	892,915	25.9%	785,679	21.8%
West North Central	209,532	6.1%	235,864	6.6%
West South Central	293,879	8.5%	326,819	9.1%
	3,439,949	100.0%	3,595,314	100.0%
Modified coinsurance investments	149,903		37,817
	$3,589,852		$3,633,131

Property type distribution: commercial mortgage loans
Office	$279,080	8.1%	$287,557	8.0%
Medical Office	10,408	0.3%	10,827	0.3%
Retail	895,201	26.0%	1,016,101	28.2%
Industrial/Warehouse	848,979	24.7%	924,779	25.7%
Apartment	913,716	26.6%	854,580	23.8%
Hotel	286,271	8.3%	283,500	7.9%
Mixed Use/Other	206,294	6.0%	217,970	6.1%
	3,439,949	100.0%	3,595,314	100.0%
Modified coinsurance investments	149,903		37,817
	$3,589,852		$3,633,131

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2022
Unaudited (Dollars in thousands)

	September 30, 2022
	Commercial	Agricultural	Residential	Total
Credit exposure - by payment activity
Performing	$3,439,949	$579,383	$2,392,286	$6,411,618
In workout	—	—	—	—
Delinquent	—	3,135	31,676	34,811
Principal outstanding	3,439,949	582,518	2,423,962	6,446,429

Unamortized discounts and premiums, net	—	—	47,259	47,259
Deferred fees and costs, net	(5,188)	(1,723)	1,441	(5,470)
Amortized cost	3,434,761	580,795	2,472,662	6,488,218

Valuation allowance	(23,613)	(810)	(11,181)	(35,604)
Carrying value	3,411,148	579,985	2,461,481	6,452,614

Modified coinsurance investments	148,831	—	—	148,831
	$3,559,979	$579,985	$2,461,481	$6,601,445

	December 31, 2021
	Commercial	Agricultural	Residential	Total
Credit exposure - by payment activity
Performing	$3,595,314	$408,135	$1,645,905	$5,649,354
In workout	—	—	—	—
Delinquent	—	—	7,005	7,005
Principal outstanding	3,595,314	408,135	1,652,910	5,656,359

Unamortized discounts and premiums, net	—	—	22,143	22,143
Deferred fees and costs, net	(4,330)	(1,136)	1,468	(3,998)
Amortized cost	3,590,984	406,999	1,676,521	5,674,504

Valuation allowance	(17,926)	(519)	(5,579)	(24,024)
Carrying value	3,573,058	406,480	1,670,942	5,650,480

Modified coinsurance investments	37,518	—	—	37,518
	$3,610,576	$406,480	$1,670,942	$5,687,998

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2022

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
Steven Schwartz, Vice President-Investor Relations
(515) 273-3763, sschwartz@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2022
First Quarter	$44.49	$35.05	$39.91	$0.00
Second Quarter	$42.18	$32.65	$36.57	$0.00
Third Quarter	$43.55	$33.22	$37.29	$0.00

2021
First Quarter	$32.54	$26.21	$31.53	$0.00
Second Quarter	$33.68	$29.18	$32.32	$0.00
Third Quarter	$33.79	$27.12	$29.57	$0.00
Fourth Quarter	$39.88	$29.46	$38.92	$0.34

2020
First Quarter	$34.16	$9.07	$18.80	$0.00
Second Quarter	$27.09	$14.76	$24.71	$0.00
Third Quarter	$27.32	$19.06	$21.99	$0.00
Fourth Quarter	$34.25	$22.37	$27.66	$0.32
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Steven Schwartz, Vice President-Investor Relations, at (515) 273-3763 or by visiting our website at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2022

Research Analyst Coverage
Erik Bass
Autonomous Research US LP
(646) 561-6248
ebass@autonomous.com
Andrew Kligerman
Credit Suisse Securities
(919) 593-7737
andrew.kligerman@credit-suisse.com
Thomas Gallagher
Evercore ISI
(212) 446-9439
thomas.gallagher@evercoreisi.com
Daniel Bergman
Jefferies
(617) 345-8688
dbergman@jefferies.com
Pablo Singzon II
JP Morgan
(212) 622-2295
pablo.s.singzon@jpmorgan.com
Ryan Krueger
Keefe, Bruyette & Woods
(860) 722-5930
rkrueger@kbw.com

Nigel Dally
Morgan Stanley Research
(212) 761-4132
Nigel.Dally@morganstanley.com
John Barnidge
Piper Sandler & Co.
(312) 281-3412
John.Barnidge@psc.com
Wilma Burdis
Raymond James & Associates, Inc.
(727) 567-8371
wilma.burdis@raymondjames.com
Mark A. Dwelle
RBC Capital Markets, LLC
(804) 782-4008
mark.dwelle@rbccm.com
Mark Hughes
Truist Securities
(615) 748-4422
mark.hughes@research.truist.com